Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions
02.
Acquisitions

On April 16, 2012, we acquired Damilo Group ("Damilo"), a French firm specializing in IT design solutions, for total consideration, net of cash acquired, of €21.2 ($28.0). Goodwill arising from this transaction was €30.8 ($40.6). The related intangible assets were €6.3 ($8.0) and €5.8 ($7.6) as of April 16, 2012 and December 31, 2012, respectively. The assumed liabilities and acquired assets, net of goodwill, related intangible assets and cash arising from the transaction were €33.8 ($44.6) and €17.9 ($23.6), respectively.

On September 22, 2011, we acquired approximately 70% of the shares and voting rights of Proservia SA ("Proservia"),a provider of information technology and systems engineering solutions in France. We acquired the remaining shares and voting rights by the end of November 2011. The purchase price was €14.89 ($19.93) per share. The total consideration, net of cash acquired, was €21.6 ($29.4). Goodwill arising from this transaction was €20.7 ($27.7). The related intangible assets were €11.0 ($14.7), €10.8 ($14.0) and €9.4 ($12.4) as of September 22, 2011, December 31, 2011 and December 31, 2012, respectively.

In April 2010, we acquired COMSYS IT Partners, Inc. ("COMSYS"), a leading professional staffing firm in the United States, from its existing shareholders. The value of the consideration for each outstanding share of COMSYS common stock was approximately $17.65, for a total enterprise value of $427.0, including debt of $47.1, which we repaid upon closing. The consideration was approximately 50% ManpowerGroup common stock (3.2 million shares with a fair value of $188.5 upon closing) and approximately 50% cash (consideration of $191.4). In addition, we incurred approximately $10.8 of transaction costs associated with the acquisition during the year ended December 31, 2010, which have been classified in Selling and administrative expenses. Goodwill arising from this transaction was $278.0 as of December 31, 2012 and 2011. Intangible assets related to this transaction were $67.1 and $85.4 as of December 31, 2012 and 2011, respectively.

We allocated the consideration transferred to the net assets acquired using various methodologies to assess the fair value of the assets and liabilities acquired. For our intangible assets associated with customer relationships, we utilized the multi-period excess-earnings method, a form of the income approach. Some of the significant assumptions used in this valuation included: expected revenue growth rates, operating unit profit margins, capital charges representing 1.3% of revenues, and a 13% discount rate.

The following table summarizes the fair value of the assets acquired and liabilities assumed as of the acquisition date of April 5, 2010:

Cash and cash equivalents	$0.9
Accounts receivable, net	207.0
Prepaid expenses and other assets	2.1
Total current assets	210.0

Goodwill	281.6
Intangible assets	127.1
Other assets	50.5
Property and equipment	5.2
Total assets	$674.4

Accounts payable	$135.9
Employee compensation payable	40.8
Accrued liabilities	14.3
Total current liabilities	191.0

Other long-term liabilities	56.4
Total liabilities assumed	247.4
Net assets acquired	$427.0

Of the $427.0 of net acquired assets, $127.1 was assigned to customer relationships and will be amortized over 14 years, using an accelerating method. The remaining fair value of $281.6, which was not directly attributable to any specific assets or liabilities, was assigned to goodwill as part of the United States reporting unit. Of the goodwill assigned, $19.4 is deductible for tax purposes as of December 31, 2012.

The following unaudited pro forma information reflects the results of ManpowerGroup's operations for the year ended December 31, 2010 as if the COMSYS acquisition had been completed at the beginning of the period. Pro forma adjustments have been made to illustrate the incremental impact on earnings of amortization expense related to the acquired intangible assets, lost interest income that would have been earned on the cash proceeds used to acquire COMSYS and the tax impact of these respective items.

2010
Revenues from services
Pro forma	$19,036.1
As reported	$18,866.5

Net (loss) earnings
Pro forma	$(269.9)
As reported	$(263.6)

Net (loss) earnings per share — diluted
Pro forma	$(3.30)
As reported	$(3.26)

The unaudited pro forma information is provided for illustrative purposes only and does not represent what our Consolidated Statements of Operations would have been if the transaction had actually occurred as of January 1, 2010 and does not represent our expected future Consolidated Statements of Operations.

From time to time, we acquire and invest in companies throughout the world, including franchises. Excluding Damilo, Proservia and COMSYS, the total cash consideration paid for acquisitions, net of cash acquired, for the years ended December 31, 2012, 2011 and 2010 was $21.0, $19.6 and $32.3, respectively. Goodwill resulting from the remaining 2012 acquisitions was $5.6 as of December 31, 2012. No intangible asset resulted from the remaining 2012 acquisitions.